UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2021

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street

Suite 250

Houston, Texas 77058

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

In connection with the proposed convertible senior notes offering described in Item 8.01 below, Vertex Energy, Inc. (the “Company”, “Vertex”, “we” and “us”) has provided potential investors with a preliminary private placement memorandum, dated October 25, 2021 (the “Preliminary Private Placement Memorandum”), subject to certain confidential obligations. The Preliminary Private Placement Memorandum contained, in addition to the information disclosed in Item 7.01 hereof, the following preliminary estimates of certain unaudited financial information for the Company for the three months ended September 30, 2021 and actual unaudited financial results for the comparative period ended September 30, 2020:

Recent Financial Results (Preliminary and Unaudited)

Set forth below are preliminary estimates of certain unaudited financial information for the Company for the three months ended September 30, 2021 and actual unaudited financial results for the comparative period ended September 30, 2020. We have provided ranges, rather than specific amounts, for the preliminary estimates primarily because our financial closing and review procedures for the three months ended September 30, 2021 are not yet complete. The information below that is presented as a range of results is not intended to represent that actual results might not fall outside of the suggested ranges. The estimated ranges are preliminary and have not been audited or reviewed and are inherently uncertain and subject to change as we complete our financial closing and review procedures for the three months ended September 30, 2021. For example, during the course of the preparation of the respective financial statements and related notes, additional items that would require adjustments to be made to the preliminary estimated consolidated financial results presented above may be identified. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. We undertake no obligation to update this information except to the extent required by applicable law. While we currently expect that our final results will be consistent with the preliminary estimates set forth below, we caution you that the estimated financial information for the three months ended September 30, 2021 is not a guarantee of future performance or outcomes and actual results may differ materially from those described herein. Factors that could cause actual results to differ from those described above are set forth in, and incorporated by reference in, the sections titled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” in our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Second Quarter 10-Q”). You should read this information together with our consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in each case, included in our Annual Report and our Second Quarter 10-Q, which are incorporated by reference herein. This preliminary information should not be viewed as a substitute for full quarterly financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

The preliminary estimates set forth below have been prepared by, and are the responsibility of, our management. Ham, Langston & Brezina L.L.P., our independent auditors, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimates. Accordingly, Ham, Langston & Brezina L.L.P. does not express an opinion or any other form of assurance with respect thereto.

	Three months ended
	September 30, 2021 (Estimated)		September 30, 2020 (Actual)
	Low	High
	(dollars in thousands)
Revenues	$65,500	$67,500	$37,384
Net income (loss)	$10,805	$12,405	$(1,955)
Non-GAAP financial measures:
Adjusted EBITDA (1)	$1,707	$3,307	$(525)

(1)	We define Adjusted EBITDA as net income before interest, taxes, depreciation and amortization, stock-based compensation expense and gain (loss) on change in value of derivative warrant liability and unrealized gains and losses on derivative instruments for hedging activities.

The following table provides a preliminary reconciliation of preliminary estimated net income (loss), the most directly comparable financial measure determined in accordance with GAAP, to preliminary estimated Adjusted EBITDA for the three months ended September 30, 2021, and a reconciliation of actual net income to actual Adjusted EBITDA for the three months ended September 30, 2020.

	Three months ended
	September 30, 2021 (Estimated)		September 30, 2020 (Actual)
	Low	High
	(dollars in thousands)
Net income (loss)	$10,805	$12,405	$(1,955)
Unrealized loss (gain) on derivative instruments for hedging activities	150	150	(514)
Interest expense	470	470	234
Depreciation and amortization expense	1,935	1,935	1,796
Stock-based compensation expense	257	257	171
Change in derivative liability	(11,910)	(11,910)	(256)

Total adjustments	(9,098)	(9,098)	1,431

Adjusted EBITDA	$1,707	$$3,307	$(525)

 This preliminary unaudited preliminary information is presented for informational purposes only and does not purport to represent our financial condition or results of operations for any future period. As a result, prospective investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not provided.

The financial information above represents non-GAAP financial information, including an estimate of Adjusted EBITDA. Adjusted EBITDA is presented because we believe it provides additional useful information to investors due to the various noncash items during the period. Adjusted EBITDA is also frequently used by analysts, investors and other interested parties to evaluate companies in our industry. We use Adjusted EBITDA as a supplement to GAAP measures of performance to evaluate the effectiveness of our business strategies, to make budgeting decisions, to allocate resources and to compare our performance relative to our peers. Additionally, these measures, when used in conjunction with related GAAP financial measures, provide investors with an additional financial analytical framework that management uses, in addition to operating results, as the basis for financial, operational and planning decisions, and present measurements that third parties have indicated are useful in assessing the Company and its results of operations.

Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation from, or as a substitute for analysis of, our operating results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect cash expenditures, future requirements for capital expenditures or contractual commitments;
•	Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs;
•	Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments;
•	although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
•	other companies in this industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

In connection with the proposed senior notes offering described in Item 8.01 below, the Company provided potential investors the Preliminary Private Placement Memorandum and certain additional information, which included:

(i)                  certain information not previously disclosed by the Company (attached as Exhibit 99.1);

(ii)                unaudited pro forma consolidated financial information giving effect to (1) the Company’s pending acquisition of the Mobile Refinery (as discussed and defined below in Item 8.01); (2) the Company’s pending sale, pursuant to the Asset Purchase Agreement, dated June 29, 2021, among Vertex Operating, LLC, our wholly-owned subsidiary (“Vertex Operating”), Vertex Refining LA, LLC (“Vertex LA”), Vertex Refining OH, LLC (“Vertex OH”), Cedar Marine Terminals, L.P. (“CMT”) and H & H Oil, L.P. (“H&H”), as sellers, and Safety-Kleen Systems, Inc., as purchaser (“Safety-Kleen”), of our Marrero, Louisiana used oil refinery (currently owned by Vertex LA); our Heartland used oil refinery in Ohio (currently owned by Vertex OH); our H&H and Heartland used motor oil (“UMO”) collections business; our oil filters and absorbent materials recycling facility in East Texas; the rights CMT holds to a lease on the Cedar Marine terminal in Baytown, Texas; and our NickCo filter recycling plant (collectively, the “UMO Business”); as of June 30, 2021 and the six months ended June 30, 2021, and for the year ended December 31, 2020, and the related notes thereto (with certain clarifying changes and updates in order for such information to be read on its own) (attached as Exhibit 99.2);

(iii)              the audited financial statements of the Mobile Refinery as of December 31, 2019 and 2018, and for the years then ended and the related notes thereto (attached as Exhibit 99.3);

(iv)               the audited financial statements of the Mobile Refinery as of December 31, 2020 and 2019, and for the years then ended and the related notes thereto (attached as Exhibit 99.4); and

(v)                the unaudited financial statements of the Mobile Refinery as of June 30, 2021 and for the six-month periods ended June 30, 2021 and 2020 and the related notes thereto (attached as Exhibit 99.5).

Separately, the Company also provided potential investors a PowerPoint presentation (attached as Exhibit 99.6).

This information is included in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, attached to this Current Report on Form 8-K (the “Form 8-K”), respectively, which are incorporated herein by reference.

The information in this Item 7.01 and the exhibits attached to this Form 8-K as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 8.01.	Other Events.

On October 25, 2021, the Company issued a press release, a copy of which is filed as Exhibit 99.7 hereto and is incorporated by reference herein, announcing the Company’s intention to offer, subject to market conditions and other factors, $155.0 million aggregate principal amount at maturity of its convertible senior notes due 2027 (the “notes”) in a private offering (the “offering”) to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and/or “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The Company intends to use approximately (1) $33.7 million of the net proceeds from the offering to fund a portion of the funds payable in connection with the Sale and Purchase Agreement, dated May 26, 2021, between Vertex Operating and Equilon Enterprises LLC d/b/a Shell Oil Products US and/or Shell Chemical LP and/or Shell Oil Company (“Seller”), pursuant to which the Company plans to purchase the Seller’s Mobile, Alabama refinery, certain real property associated therewith, and related assets, including all inventory at the refinery as of closing and certain equipment, rolling stock, and other personal property associated with the Mobile refinery (collectively, the “Mobile Refinery”), (2) $13.0 million of the net proceeds from the offering for engineering services and for the initial payments of purchase orders for long lead-time equipment associated with a planned approximately $85.0 million capital project designed to modify the Mobile Refinery’s hydrocracking unit to produce renewable diesel, (3) $10.9 million of the net proceeds from the offering to repay amounts owed by the Company under its credit facilities with Encina Business Credit, LLC and certain of its affiliates, and (4) $0.4 million of the net proceeds to repay certain secured equipment leases with certain affiliates of Wells Fargo Bank, National Association. The Company intends to use the remainder of the net proceeds for working capital and other general corporate purposes. which may include debt retirement and organic and inorganic growth initiatives, provided that the Company has no current or specific plans for such uses.

The notes will be senior unsecured obligations of the Company, will be issued at a price equal to 90% of the face amount of each note and will accrue interest payable semiannually in arrears. The notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, provided that until such time as the Company’s stockholders have approved the issuance of more than 19.99% of the Company’s common stock issuable upon conversion of the notes in accordance with the rules of The Nasdaq Capital Market, the Company is required to elect “cash settlement” for all conversion of the notes. The interest rate, initial conversion rate, redemption rights and other terms of the notes will be determined at the time of pricing of the offering.

The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.

When issued, the notes will be the Company’s senior unsecured obligations.

The notes and the common stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, including certain exhibits attached hereto, including Exhibits 99.1, 99.2, and 99.6, contain certain matters which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the proposed terms of the notes, the size of the notes offering, the expected use of the proceeds from the sale, the estimates of operating results for the three months ended September 31, 2021, the ability of the parties to close the sale agreement with Safety-Kleen (the “sale agreement”) on the terms set forth in, and pursuant to the required timing set forth in, the sale agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of Safety-Kleen or the Company (collectively, the “Sale Agreement Parties”) to terminate the sale agreement and the potential break-fee payable in connection therewith; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Sale Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the sale agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the sale agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability to obtain approval by the Company’s shareholders on the expected schedule of the transactions contemplated by the sale agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the sale agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the Company following the closing of the sale agreement; the business, economic and political conditions in the markets in which Sale Agreement Parties operate; risks associated with the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of the transaction; outstanding credit facilities, including amounts owed, restrictive covenants, security interests thereon and the Company’s ability to repay such facilities and amounts due thereon when due; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; our ability to maintain our relationships with KMTEX and Bunker One (USA), Inc.; the impact of competitive services and products; our ability to integrate acquisitions; our ability to complete future acquisitions; our ability to maintain insurance; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive, including IMO 2020; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally; risk of increased regulation of our operations and products; negative publicity and public opposition to our operations; disruptions in the infrastructure that we and our partners rely on; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms; our ability to effectively integrate acquired assets, companies, employees or businesses; liabilities associated with acquired companies, assets or businesses; interruptions at our facilities; unexpected changes in our anticipated capital expenditures resulting from unforeseen required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; certain events of default which have occurred under our debt facilities and previously been waived; prohibitions on borrowing and other covenants of our debt facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, our ability to acquire third-party feedstocks on commercially reasonable terms; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance our continued growth; risks associated with the Company’s ability to complete the proposed purchase transaction of the Mobile Refinery, as previously disclosed on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies, and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of pending transactions; the expected benefits, output, financial metrics and production of proposed transactions; Vertex’s ability to satisfy closing conditions associated with the previously disclosed Mobile Refinery acquisition; our ability to raise sufficient capital to complete the Mobile Refinery acquisition and planned capital projects and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the Mobile Refinery acquisition transaction on the terms disclosed, if at all, the right of one or both of Vertex or the counterparty to the Mobile Refinery acquisition agreement to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned Mobile Refinery acquisition transaction; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the Mobile Refinery acquisition on a timely basis or at all, including the risk that regulatory approvals or other consents required for the acquisition are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex’s Mobile Refinery acquisition or the expected benefits of the transaction; difficulties and delays in integrating the Mobile Refinery; and the Company’s plans for financing the Mobile Refinery acquisition and planned projects.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Sale Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this Current Report on Form 8-K and the exhibits hereto, are made only as of the date hereof/thereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description of Exhibit
99.1	Excerpts from Preliminary Private Placement Memorandum
99.2	Unaudited Pro Forma Combined Financial Statements, together with the notes thereto, from the Preliminary Private Placement Memorandum, dated October 25, 2021
99.3	Audited combined financial statements of the Mobile Refinery as of December 31, 2019 and 2018 and for the years then ended and the related notes thereto
99.4	Audited combined financial statements of the Mobile Refinery as of December 31, 2020 and 2019 and for the years then ended and the related notes thereto
99.5	Unaudited combined financial statements of the Mobile Refinery as of June 30, 2021 and 2020 and for the six-month periods ended June 30, 2021 and 2020 and the related notes thereto
99.6	Investor Presentation dated October 2021
99.7	Press release, dated October 25, 2021, issued by Vertex Energy, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2021

VERTEX ENERGY INC.

By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer